UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

LIBERTY CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	001-42742	36-5128842
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices) (Zip code)

(720) 875-5900

(Registrant's telephone number, including area code)

GCI Liberty, Inc.

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A GCI Group Common Stock	GLIBA	The Nasdaq Stock Market LLC
Series C GCI Group Common Stock	GLIBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 21, 2026, Liberty Capital Corporation (formerly known as GCI Liberty, Inc., the “Company”) amended its Amended and Restated Articles of Incorporation to change its name from “GCI Liberty, Inc.” to “Liberty Capital Corporation” (the “Articles Amendment”). In addition, the Company amended its Amended and Restated Bylaws (the “Bylaws Amendment”), also effective May 21, 2026, to reflect the name change.

The name change does not affect the rights of the Company’s security holders or the trading symbols of the Company’s issued and outstanding common stock. The Company’s Series A GCI Group common stock and Series C GCI Group common stock will continue to trade on the Nasdaq Global Select Market under the symbols “GLIBA” and “GLIBK,” respectively, and the Company’s Series B GCI Group common stock will continue to be quoted on the OTC Markets under the symbol “GLIBB”. In addition, the CUSIP numbers for the Company’s Series A GCI Group common stock, Series B GCI Group common stock and Series C GCI Group common stock will remain unchanged.

The foregoing descriptions of the Articles Amendment and the Bylaws Amendment are subject to, and qualified in their entirety by, the Articles Amendment and the Bylaws Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On May 21, 2026, the Company issued a press release regarding the name change.

This Item 7.01 and the press releases attached hereto as Exhibits 99.1 and 99.2 are being furnished to the Securities and Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description
3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company, as amended effective on May 21, 2026
99.1	Press Release, dated May 21, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY CAPITAL CORPORATION

	By	/s/ Brittany A. Uthoff
	Name:	Brittany A. Uthoff
Date: May 21, 2026	Title:	Vice President and Assistant Secretary